PIA High Yield Fund
Institutional Class (PHYSX)

(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated September 9, 2024 to the Summary Prospectus dated March 31, 2024

Effective September 1, 2024, Pacific Income Advisers, Inc., (the “Adviser”) has agreed to reduce the Fund’s temporary operating expense limitation from 0.86% to 0.65%. Accordingly, as of September 1, 2024, the Adviser has agreed to temporarily waive all or a portion of its management fee and pay Fund expenses (excluding AFFE, interest expense, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.65% of average daily net assets for the Fund’s Institutional Class shares through at least March 29, 2025. The Adviser’s temporary expense limitation for the Fund may be discontinued at any time after March 29, 2025. The Adviser may not recoup amounts subject to the temporary expense limitation in future periods.

Please retain this Supplement with your Summary Prospectus